JOHN HANCOCK

                                 International/
                                 Global Funds

                                     [LOGO]

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Prospectus
June 1, 1998*

This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:
o  are not bank deposits
o  are not federally insured
o  are not endorsed by any bank or government agency
o  are not guaranteed to achieve their goal(s)

Short-Term Strategic Income Fund may invest up to 67% in junk bonds; read risk information carefully.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

*March 1, 1998 for European Equity Fund, Global Rx Fund, Global Technology Fund and Pacific Basin Equities Fund.


Growth


European Equity Fund


Global Fund

Global Rx Fund

Global Technology Fund

International Fund

Pacific Basin Equities Fund

Income

Short-Term Strategic Income Fund

World Bond Fund

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents

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A fund-by-fund look at        o Growth
goals, strategies,
risks, expenses and             European Equity Fund                         4
financial history.              Global Fund                                  6
                                Global Rx Fund                               8
                                Global Technology Fund                      10
                                International Fund                          12
                                Pacific Basin Equities Fund                 14

                              o Income

                                Short-Term Strategic Income Fund            16
                                World Bond Fund                             18

Policies and instructions       Your account
for opening, maintaining
and closing an account in any   Choosing a share class                      20
international/global fund.      How sales charges are calculated            20
                                Sales charge reductions and waivers         21
                                Opening an account                          22
                                Buying shares                               23
                                Selling shares                              24
                                Transaction policies                        26
                                Dividends and account policies              26
                                Additional investor services                27

Details that apply to the       Fund details
international/global funds
as a group.                     Business structure                          28
                                Sales compensation                          29
                                More about risk                             31

                                For more information                back cover

Overview

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FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[Clip Art] Risk factors The major risk factors associated with the fund.

[Clip Art] Portfolio management The individual or group (including subadvisers, if any) designated by the investment adviser to handle the fund's day-to-day management.

[Clip Art] Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[Clip Art] Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

GOAL OF THE INTERNATIONAL/GLOBAL FUNDS

John Hancock international/global funds invest in foreign and U.S. securities. Most of the funds invest primarily in stocks and seek long-term growth of capital. Two funds invest primarily in bonds and seek current income or maximum total return. Each fund has its own strategy and own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o    are seeking to diversify a portfolio of domestic investments

o are seeking access to markets that can be less accessible to individual investors

o are seeking funds for the growth or income portion of an asset allocation portfolio

o    are investing for goals that are many years in the future

International/global funds may NOT be appropriate if you:

o    are investing with a shorter time horizon in mind

o    are uncomfortable with an investment whose value may vary substantially

o    want to limit your exposure to foreign securities

THE MANAGEMENT FIRM


All John Hancock international/global funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $30 billion in assets.

European Equity Fund

REGISTRANT NAME:
JOHN HANCOCK WORLD FUND      TICKER SYMBOL    CLASS A: N/A    CLASS B: N/A
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GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks of European companies. Under normal circumstances, the fund invests at least 80% of assets in companies that earn more than half of their revenue from European operations, are organized under European law or are principally traded on European stock exchanges.


The fund has not established limitations on the allocation of investments among the European countries. However, the fund will invest principally in countries with established economies and securities markets.


The fund may also invest in stocks of European companies that are traded on emerging market stock exchanges.

PORTFOLIO SECURITIES


[Clip Art] The fund invests primarily in common stock, warrants and convertible securities. The fund may also invest in investment-grade debt securities issued by European or U.S. companies and governments.

For liquidity and flexibility, the fund may place up to 20% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities and engage in other investment practices.


RISK FACTORS

[Clip Art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates on one region, investors should expect above-average volatility.

Also, because the fund invests internationally, it carries additional risks, including currency, natural event, information and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are described in "More about risk" starting on page 31. The risks of international investing may be higher in emerging markets, a category that includes some European countries.


To the extent that the fund utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.


MANAGEMENT/SUBADVISER

[Clip Art] Under the supervision of John Hancock Advisers, Inc., a team of portfolio managers at Indocam International Investment Services, the fund's subadviser, is responsible for the fund's day-to-day investment management.

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INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show estimated expenses for the fiscal year ending October 31, 1998. Actual expenses may be greater or less.

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 Shareholder transaction expenses                           Class A     Class B
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 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                        5.00%       none
 Maximum sales charge imposed on
 reinvested dividends                                       none        none
 Maximum deferred sales charge                              none(1)     5.00%
 Redemption fee(2)                                          none        none
 Exchange fee                                               none        none

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 Annual fund operating expenses (as a % of average net assets)
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 Management fee (after expense limitation)(3)               0.81%       0.81%
 12b-1 fee(4)                                               0.30%       1.00%
 Other expenses                                             0.79%       0.79%
 Total fund operating expenses (after limitation)(3)        1.90%       2.60%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

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 Share class                 Year 1    Year 3    Year 5     Year 10
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 Class A shares              $68       $107      $148       $261
 Class B shares
    Assuming redemption
    at end of period         $76       $111      $158       $276
    Assuming no redemption   $26       $81       $138       $276

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's agreement to limit expenses. Without this limitation, management fees would be 0.90% for each class and total fund operating expenses would be 1.99% for Class A and 2.69% for Class B. The adviser may terminate this limitation in the future.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



4  GROWTH - EUROPEAN EQUITY FUND

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FINANCIAL HIGHLIGHTS


[Clip Art] The figures below cover the period from the commencement of operations on March 2, 1998 to April 30, 1998 for Class A shares. These figures are unaudited.


[The following table was represented by a bar graph in the printed materials.]

Volatility, as indicated by Class A                                    7.10(4)
year-by-year total investment return (%)                                 two
(scale varies from fund to fund)                                       months

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 Class A - period ended:                                                4/98(1)
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 Per share operating performance
 Net asset value, beginning of period                                 $10.00
 Net investment income(2)                                               0.01
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions                          0.70
 Total from investment operations                                       0.71
 Net asset value, end of period                                       $10.71
 Total investment return at net asset value(3)(%)                       7.10(4)
 Total adjusted investment return at net asset value(3,5)(%)            6.79(4)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                          3,478
 Ratio of expenses to average net assets (%)                            1.90(6)
 Ratio of adjusted expenses to average net assets(7)(%)                 3.83(6)
 Ratio of net investment income to average net assets (%)               0.49(6)
 Ratio of adjusted net investment (loss) to
 average net assets(7)(%)                                              (1.44)(6)
 Portfolio turnover rate (%)                                               4
 Fee reduction per share(2)($)                                          0.03
 Average brokerage commission rate ($)                                0.0239
--------------------------------------------------------------------------------
 Class B - period ended:                                                4/98(1)
--------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                     --
 Net investment income                                                    --
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions                            --
 Total from investment operations                                         --
 Net asset value, end of period                                           --
 Total investment return at net asset value (%)                           --
 Total adjusted investment return at net asset value (%)                  --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                             --
 Ratio of expenses to average net assets (%)                              --
 Ratio of adjusted expenses to average net assets (%)                     --
 Ratio of net investment income to average net assets (%)                 --
 Ratio of adjusted net investment income to
 average net assets (%)                                                   --
 Portfolio turnover rate (%)                                              --
 Fee reduction per share ($)                                              --
 Average brokerage commission rate ($)                                    --

(1) Class A shares commenced operations on March 2, 1998. There were no Class B shares outstanding during the period ended April 30, 1998.
(2)  Based on the average of shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)  Annualized.
(7)  Unreimbursed, without fee reduction.


                                                GROWTH - EUROPEAN EQUITY FUND  5

Global Fund

REGISTRANT NAME:
JOHN HANCOCK INVESTMENT TRUST III  TICKER SYMBOL  CLASS A: JHGAX  CLASS B: FGLOX
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GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of foreign and U.S. companies. The fund maintains a diversified portfolio of company and government securities from around the world. Under normal circumstances, the fund expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S.

The fund does not maintain a fixed allocation of assets, either with respect to securities type or to geography.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests at least 65% of assets in common stocks and convertible securities, but may invest in virtually any type of security, foreign or domestic, including preferred and convertible securities, warrants and investment-grade debt securities. Not counting short-term securities, the fund generally expects that no more than 5% of assets will be invested in debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements.


Because it invests internationally, the fund carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31. The risks of international investing are higher in emerging markets such as those of Latin America, Southeast Asia and Eastern Europe.


To the extent that the fund utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

MANAGEMENT/SUBADVISER


[Clip Art] Miren Etcheverry, John L.F. Wills, and Gerardo J. Espinoza lead the portfolio management team. Ms. Etcheverry and Mr. Espinoza are senior vice presidents and joined John Hancock Funds in December 1996, having been in the investment business since 1978 and 1979, respectively. Mr. Wills is a senior vice president of the adviser and managing director of the subadviser, John Hancock Advisers International Limited. He joined John Hancock Funds in 1987 and has been in the investment business since 1969.


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INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)          5.00%     none
Maximum sales charge imposed on
reinvested dividends                         none      none
Maximum deferred sales charge                none(1)   5.00%
Redemption fee(2)                            none      none
Exchange fee                                 none      none

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Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee(3)                            0.88%     0.88%
12b-1 fee(4)                                 0.30%     1.00%
Other expenses                               0.56%     0.56%
Total fund operating expenses                1.74%     2.44%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                   Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                $67     $102     $140     $245
Class B shares
  Assuming redemption
  at end of period            $75     $106     $150     $260
  Assuming no redemption      $25      $76     $130     $260

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3)   Includes a subadviser fee equal to 0.70% of the fund's net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


6  GROWTH - GLOBAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented by a bar graph in the printed materials.]

Volatility, as indicated by Class B
year-by-year total investment return (%)   7.05   30.22   (10.42)   14.04   (3.85)   34.95   7.97   (1.01)   9.10   8.67
(scale varies from fund to fund)

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Class A - period ended:                                  10/92(1)         10/93      10/94        10/95        10/96        10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                       $11.31        $10.55     $14.30       $14.16       $12.67       $12.97
Net investment income (loss)(2)                             (0.04)        (0.10)     (0.07)       (0.03)       (0.02)       (0.05)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions               (0.72)         3.85       1.24        (0.13)        1.20         1.21
Total from investment operations                            (0.76)         3.75       1.17        (0.16)        1.18         1.16
Less distributions:
  Distributions from net realized gain on investments
  sold and foreign currency transactions                       --            --      (1.31)       (1.33)       (0.88)       (1.19)
Net asset value, end of period                             $10.55        $14.30     $14.16       $12.67       $12.97       $12.94
Total investment return at net asset value(3) (%)           (6.72)(4)     35.55       8.64        (0.37)        9.87         9.36
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)               76,980        90,787    100,973       93,597       94,746       92,127
Ratio of expenses to average net assets (%)                  2.47(5)       2.12       1.98         1.87         1.88         1.81(6)
Ratio of net investment income (loss) to average
net assets (%)                                              (0.60)(5)     (0.86)     (0.54)       (0.23)       (0.19)       (0.36)
Portfolio turnover rate (%)                                    69           108         61           60           98           81
Average brokerage commission rate(7) ($)                      N/A           N/A        N/A          N/A       0.0221       0.0216

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Class B - period ended:                                    10/88       10/89       10/90       10/91        10/92         10/93
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                      $10.42      $10.67      $13.58       $9.94       $10.92        $10.50
Net investment income (loss)                                0.01       (0.10)      (0.02)      (0.01)(2)    (0.12)(2)     (0.15)(2)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions               0.69        3.25       (1.12)       1.35        (0.30)         3.82
Total from investment operations                            0.70        3.15       (1.14)       1.34        (0.42)         3.67
Less distributions:
  Distributions from net investment income                    --       (0.01)         --          --           --            --
  Distributions from net realized gain on investments
  sold and foreign currency transactions                   (0.45)      (0.23)      (2.50)      (0.36)          --            --
  Total distributions                                      (0.45)      (0.24)      (2.50)      (0.36)          --            --
Net asset value, end of period                            $10.67      $13.58       $9.94      $10.92       $10.50        $14.17
Total investment return at net asset value(3) (%)           7.05       30.22      (10.42)      14.04        (3.85)        34.95
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)              34,380      35,596      33,281      28,686       11,475        19,340
Ratio of expenses to average net assets (%)                 2.55        2.30        2.46        2.60         2.68          2.49
Ratio of net investment income (loss) to average
net assets (%)                                              0.09       (0.47)      (0.59)      (0.12)       (1.03)        (1.25)
Portfolio turnover rate (%)                                  142         138          58         106           69           108
Average brokerage commission rate(7) ($)                     N/A         N/A         N/A         N/A          N/A           N/A

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Class B - period ended:                                         10/94          10/95          10/96          10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $14.17         $13.93         $12.36         $12.54
Net investment income (loss)                                    (0.15)(2)      (0.11)(2)      (0.10)(2)      (0.14)(2)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions                    1.22          (0.13)          1.16           1.18
Total from investment operations                                 1.07          (0.24)          1.06           1.04
Less distributions:
  Distributions from net investment income                         --             --             --             --
  Distributions from net realized gain on investments
  sold and foreign currency transactions                        (1.31)         (1.33)         (0.88)         (1.19)
  Total distributions                                           (1.31)         (1.33)         (0.88)         (1.19)
Net asset value, end of period                                 $13.93         $12.36         $12.54         $12.39
Total investment return at net asset value(3) (%)                7.97          (1.01)          9.10           8.67
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   31,822         24,570         27,599         28,007
Ratio of expenses to average net assets (%)                      2.59           2.57           2.54           2.49(6)
Ratio of net investment income (loss) to average
net assets (%)                                                  (1.12)         (0.89)         (0.83)         (1.04)
Portfolio turnover rate (%)                                        61             60             98             81
Average brokerage commission rate(7) ($)                          N/A            N/A         0.0221         0.0216

(1)   Class A shares commenced operations on January 3, 1992.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                         GROWTH - GLOBAL FUND  7

Global Rx Fund

REGISTRANT NAME: JOHN HANCOCK WORLD FUND
                              TICKER SYMBOL      CLASS A: JHGRX   CLASS B: JHRBX
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GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks of foreign and U.S. health care companies. The fund defines health care companies as those deriving at least half of their gross revenues, or committing at least half of their gross assets, to health care-related activities. Under normal circumstances, the fund invests at least 65% of assets in these companies, including small- and medium-sized companies. The fund expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S. Because the fund is non-diversified, it may invest more than 5% of assets in securities of a single issuer.

The fund has an independent advisory board composed of scientific and medical experts to provide advice and consultation on health care developments.

PORTFOLIO SECURITIES

[Clip Art] The fund invests primarily in foreign and domestic common stocks, and may invest in warrants, preferred stocks and convertible debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates on a single sector (health care), and because this sector has historically been volatile, investors should expect above-average volatility.


Also, because the fund invests internationally, it carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31.


To the extent that the fund invests in smaller-capitalization companies or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Linda I. Miller, CFA, leader of the fund's portfolio management team since January 1996, is a vice president of the adviser. She joined John Hancock Funds in November 1995 and has been in the investment business with a focus on the health care industry since 1980.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)          5.00%     none
Maximum sales charge imposed on
reinvested dividends                         none      none
Maximum deferred sales charge                none(1)   5.00%
Redemption fee(2)                            none      none
Exchange fee                                 none      none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                               0.80%     0.80%
12b-1 fee(3)                                 0.30%     1.00%
Other expenses                               0.58%     0.58%
Total fund operating expenses                1.68%     2.38%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                   Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                $66     $100     $137     $239
Class B shares
  Assuming redemption
  at end of period            $74     $104     $147     $254
  Assuming no redemption      $24      $74     $127     $254

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


8  GROWTH - GLOBAL RX FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented as a bar graph in the printed materials.]

Volatility, as indicated by Class A
year-by-year total investment return (%)   33.40(5)   0.30   23.39   30.89   18.39   (1.26)(5)   26.63
(scale varies from fund to fund)                                                     two months

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            8/92(1)           8/93        8/94        8/95
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $10.00         $13.34      $13.38      $16.51
Net investment income (loss)                                         (0.03)         (0.23)      (0.32)      (0.36)(3)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                         3.37           0.27        3.45        5.46
Total from investment operations                                      3.34           0.04        3.13        5.10
Less distributions:
  Distributions from net realized gain on investments sold and
  foreign currency transactions                                         --             --          --          --
Net asset value, end of period                                      $13.34         $13.38      $16.51      $21.61
Total investment return at net asset value(4) (%)                    33.40(5)        0.30       23.39       30.89
Total adjusted investment return at net asset value(4,6) (%)         32.11(5)        0.04          --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        14,702         15,647      18,643      24,394
Ratio of expenses to average net assets (%)                           1.98(7)        2.50        2.55        2.56
Ratio of adjusted expenses to average net assets(8) (%)               3.39(7)        2.76          --          --
Ratio of net investment income (loss) to average net assets (%)      (0.51)(7)      (1.67)      (2.01)      (1.99)
Ratio of adjusted net investment income (loss) to average
net assets(8) (%)                                                    (1.92)(7)      (1.93)         --          --
Portfolio turnover rate (%)                                             48             93          52          38
Fee reduction per share ($)                                          0.085          0.035          --          --
Average brokerage commission rate(9) ($)                               N/A            N/A         N/A         N/A

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                8/96       10/96(2)          10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $21.61         $25.43         $25.11
Net investment income (loss)                                          (0.19)(3)      (0.05)(3)      (0.19)(3)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                          4.15          (0.27)          6.56
Total from investment operations                                       3.96          (0.32)          6.37
Less distributions:
  Distributions from net realized gain on investments sold and
  foreign currency transactions                                       (0.14)            --          (1.23)
Net asset value, end of period                                       $25.43         $25.11         $30.25
Total investment return at net asset value(4) (%)                     18.39          (1.26)(5)      26.63
Total adjusted investment return at net asset value(4,6) (%)             --             --             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         42,405         42,618         53,122
Ratio of expenses to average net assets (%)                            1.80           1.92(7)        1.68
Ratio of adjusted expenses to average net assets(8) (%)                  --             --             --
Ratio of net investment income (loss) to average net assets (%)       (0.75)         (1.04)(7)      (0.71)
Ratio of adjusted net investment income (loss) to average
net assets(8) (%)                                                        --             --             --
Portfolio turnover rate (%)                                              68             24             57
Fee reduction per share ($)                                              --             --             --
Average brokerage commission rate(9) ($)                             0.0181         0.0726         0.0749

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                            8/94(1)           8/95        8/96    10/96(2)          10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $17.29         $16.46      $21.35      $24.94         $24.60
Net investment income (loss)(3)                                      (0.17)         (0.55)      (0.34)      (0.08)         (0.37)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                        (0.66)          5.44        4.07       (0.26)          6.40
Total from investment operations                                     (0.83)          4.89        3.73       (0.34)          6.03
Less distributions:
  Distributions from net realized gain on investments sold and
  foreign currency transactions                                         --             --       (0.14)         --          (1.23)
Net asset value, end of period                                      $16.46         $21.35      $24.94      $24.60         $29.40
Total investment return at net asset value(4) (%)                    (4.80)(5)      29.71       17.53       (1.36)(5)      25.76
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         1,071          6,333      36,591      37,521         53,436
Ratio of expenses to average net assets (%)                           3.34(7)        3.45        2.42        2.62(7)        2.38
Ratio of net investment income (loss) to average net assets (%)      (2.65)(7)      (2.91)      (1.33)      (1.74)(7)      (1.41)
Portfolio turnover rate (%)                                             52             38          68          24             57
Average brokerage commission rate(9) ($)                               N/A            N/A      0.0181      0.0726         0.0749

(1) Class A and Class B shares commenced operations on October 1, 1991 and March 7, 1994, respectively.
(2) Effective October 31, 1996, the fiscal year end changed from August 31 to October 31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.
(9) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                      GROWTH - GLOBAL RX FUND  9

Global Technology Fund

REGISTRANT NAME: JOHN HANCOCK SERIES TRUST
                                TICKER SYMBOL    CLASS A: NTTFX   CLASS B: FGTBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks of foreign and U.S. companies that rely extensively on technology in their product development or operations. Under normal circumstances, the fund invests at least 65% of assets in these companies, and expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S. Income is a secondary goal.

PORTFOLIO SECURITIES

[Clip Art] The fund invests primarily in foreign and domestic common stocks, and may invest in warrants, preferred stocks and convertible debt securities. The fund may invest up to 10% of assets in debt securities of any maturity. These may include securities rated as low as CC/Ca and their unrated equivalents. Bonds rated lower than BBB/Baa are considered junk bonds.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, including restricted securities, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates on a single sector (technology), and because this sector has historically been volatile, investors should expect above-average volatility.


Also, because the fund invests internationally, it carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31. The risks of international investing are higher in emerging markets such as those of Latin America, Asia and Eastern Europe. To the extent that the fund invests in smaller-capitalization companies or junk bonds, it further increases the chances for fluctuations in share price and total return. Please read "More about risk" carefully before investing.


MANAGEMENT/SUBADVISER

[Clip Art] Barry J. Gordon and Marc H. Klee lead the fund's management team, as they have since the fund's inception in 1983. They are principals of American Fund Advisors, Inc. (AFA), which was the fund's adviser until 1991. Since 1991, AFA has been the fund's subadviser.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)          5.00%     none
Maximum sales charge imposed on
reinvested dividends                         none      none
Maximum deferred sales charge                none(1)   5.00%
Redemption fee(2)                            none      none
Exchange fee                                 none      none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee(3)                            0.79%     0.79%
12b-1 fee(4)                                 0.30%     1.00%
Other expenses                               0.42%     0.42%
Total fund operating expenses                1.51%     2.21%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                        Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                      $65     $95      $128     $221
Class B shares
  Assuming redemption
  at end of period                  $72     $99      $138     $237
  Assuming no redemption            $22     $69      $118     $237

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Includes a subadviser fee that will not exceed 0.35% of the fund's net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


10  GROWTH - GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below for the one-year period ended October 31, 1997 have been audited by the fund's independent auditors, Ernst & Young LLP. Figures for previous years were audited by another independent auditor.

[The following table was represented as a bar graph in the printed materials.]

Volatility, as indicated by Class A
year-by-year total investment return (%)   2.84   10.48   16.61   (18.46)   33.05   5.70   32.06   9.62   46.53   5.22(4)   21.90
(scale varies from fund to fund)                                                                                 ten months

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                       12/87       12/88       12/89       12/90       12/91       12/92
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                         $13.80      $13.98      $15.31      $16.93      $12.44      $15.60
Net investment income (loss)                                   0.15        0.15        0.10       (0.04)       0.05       (0.15)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions                  0.26        1.32        2.43       (3.09)       4.11        1.00
Total from investment operations                               0.41        1.47        2.53       (3.13)       4.16        0.85
Less distributions:
  Dividends from net investment income                        (0.23)      (0.14)      (0.13)         --       (0.04)         --
  Distributions from net realized gain on
  investments and foreign currency transactions                  --          --       (0.78)      (1.36)      (0.96)      (1.51)
  Total distributions                                         (0.23)      (0.14)      (0.91)      (1.36)      (1.00)      (1.51)
Net asset value, end of period                               $13.98      $15.31      $16.93      $12.44      $15.60      $14.94
Total investment return at net asset value(3) (%)              2.84       10.48       16.61      (18.46)      33.05        5.70
Total adjusted investment return at net asset value(3,5)         --          --          --          --          --        5.53
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                 44,224      38,594      40,341      28,864      31,580      32,094
Ratio of expenses to average net assets (%)                    1.63        1.75        1.90        2.36        2.32        2.05
Ratio of adjusted expenses to average net assets(7) (%)          --          --          --          --          --        2.22
Ratio of net investment income (loss) to average
net assets (%)                                                 0.75        0.89        0.60       (0.28)       0.34       (0.88)
Ratio of adjusted net investment income (loss) to
average net assets(7) (%)                                        --          --          --          --          --       (1.05)
Portfolio turnover rate (%)                                       9          12          30          38          67          76
Fee reduction per share ($)                                      --          --          --          --          --        0.03
Average brokerage commission rate(8) ($)                        N/A         N/A         N/A         N/A         N/A         N/A

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                         12/93       12/94          12/95       10/96(1)          10/97
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $14.94      $17.45         $17.84         $24.51         $25.79
Net investment income (loss)                                    (0.21)      (0.22)(2)      (0.22)(2)      (0.14)(2)      (0.27)(2)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions                    4.92        1.87           8.53           1.42           5.76
Total from investment operations                                 4.71        1.65           8.31           1.28           5.49
Less distributions:
  Dividends from net investment income                             --          --             --             --             --
  Distributions from net realized gain on
  investments and foreign currency transactions                 (2.20)      (1.26)         (1.64)            --          (1.23)
  Total distributions                                           (2.20)      (1.26)         (1.64)            --          (1.23)
Net asset value, end of period                                 $17.45      $17.84         $24.51         $25.79         $30.05
Total investment return at net asset value(3) (%)               32.06        9.62          46.53           5.22(4)       21.90
Total adjusted investment return at net asset value(3,5)           --          --          46.41             --             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   41,749      52,193        155,001        166,010        184,048
Ratio of expenses to average net assets (%)                      2.10        2.16           1.67           1.57(6)        1.51
Ratio of adjusted expenses to average net assets(7) (%)            --          --           1.79             --             --
Ratio of net investment income (loss) to average
net assets (%)                                                  (1.49)      (1.25)         (0.89)         (0.68)(6)      (0.95)
Ratio of adjusted net investment income (loss) to
average net assets(7) (%)                                          --          --          (1.01)            --             --
Portfolio turnover rate (%)                                        86          67             70             64            104
Fee reduction per share ($)                                        --          --           0.02(2)          --             --
Average brokerage commission rate(8) ($)                          N/A         N/A            N/A         0.0685         0.0628

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                           12/94(9)          12/95       10/96(1)          10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $17.24         $17.68         $24.08         $25.20
Net investment income (loss)(2)                                      (0.35)         (0.39)         (0.28)         (0.45)
Net realized and unrealized gain (loss) on investments                2.05           8.43           1.40           5.60
Total from investment operations                                      1.70           8.04           1.12           5.15
Less distributions:
  Distributions from net realized gain on investments sold           (1.26)         (1.64)            --          (1.23)
Net asset value, end of period                                      $17.68         $24.08         $25.20         $29.12
Total investment return at net asset value(3) (%)                    10.02          45.42           4.65(4)       21.04
Total adjusted investment return at net asset value(3,5)                --          45.30             --             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         9,324         35,754         50,949         65,851
Ratio of expenses to average net assets (%)                           2.90(6)        2.41           2.27(6)        2.21
Ratio of adjusted expenses to average net assets(7) (%)                 --           2.53             --             --
Ratio of net investment income (loss) to average net assets (%)      (1.98)(6)      (1.62)         (1.38)(6)      (1.65)
Ratio of adjusted net investment income (loss) to
average net assets(7) (%)                                               --          (1.74)            --             --
Portfolio turnover rate (%)                                             67             70             64            104
Fee reduction per share ($)                                             --           0.03(2)          --             --
Average brokerage commission rate(8) ($)                               N/A            N/A         0.0685         0.0628

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9)   Class B shares commenced operations on January 3, 1994.


                                             GROWTH - GLOBAL TECHNOLOGY FUND  11

International Fund

REGISTRANT NAME:
JOHN HANCOCK INVESTMENT TRUST III   TICKER SYMBOL
                                    CLASS A: FINAX   CLASS B: FINBX CLASS C: N/A
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks of foreign companies. Under normal circumstances, the fund invests at least 65% of assets in these companies. The fund maintains a diversified portfolio of company and government securities from around the world, and generally expects that at any one time it will invest in the securities markets of at least three non-U.S. countries.

The fund does not maintain a fixed allocation of assets, either with respect to securities type or to geography. The fund looks for companies of any size whose earnings show strong growth or that appear to be undervalued.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests primarily in common stocks and other equity securities, but may invest in almost any type of security, foreign or domestic, including preferred and convertible securities, warrants and investment-grade debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements.


Because it invests internationally, the fund carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31. The risks of international investing are higher in emerging markets such as those of Latin America, Asia and Eastern Europe.


To the extent that the fund invests in smaller-capitalization companies or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

MANAGEMENT/SUBADVISER


[Clip Art] Miren Etcheverry, John L.F. Wills, and Gerardo J. Espinoza lead the fund's portfolio management team. Ms. Etcheverry and Mr. Espinoza are senior vice presidents and joined John Hancock Funds in December 1996, having been in the investment business since 1978 and 1979, respectively. Mr. Wills is a senior vice president of the adviser and managing director of the subadviser, John Hancock Advisers International Limited. He joined John Hancock Funds in 1987 and has been in the investment business since 1969.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past fiscal year, adjusted to reflect any changes. Because no Class C shares were outstanding during the past year, Class C expenses are based on Class B expenses. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A   Class B    Class C
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)          5.00%     none       none
Maximum sales charge imposed on
reinvested dividends                         none      none       none
Maximum deferred sales charge                none(1)   5.00%      1.00%
Redemption fee(2)                            none      none       none
Exchange fee                                 none      none       none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee (after expense
limitation)(3,4)                             0.00%     0.00%      0.00%
12b-1 fee(5)                                 0.30%     1.00%      1.00%
Other expenses (after limitation)(3)         1.43%     1.43%      1.43%
Total fund operating expenses
(after limitation)(3)                        1.73%     2.43%      2.43%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                   Year 1    Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                $67       $102      $139     $244
Class B shares
  Assuming redemption
  at end of period            $75       $106      $150     $259
  Assuming no redemption      $25        $76      $130     $259
Class C shares
  Assuming redemption
  at end of period            $35        $76      $130     $277
  Assuming no redemption      $25        $76      $130     $277

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's agreement to limit expenses (except for 12b-1 and transfer agent expenses). Without this limitation, management fees would be 1.00% for each class, other expenses would be 1.73% for each class and total fund operating expenses would be 3.03% for Class A and 3.73% for Class B and Class C. The adviser may terminate this limitation at any time.
(4)   Includes a subadviser fee equal to 0.70% of the fund's net assets.
(5) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


12  GROWTH - INTERNATIONAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented as a bar graph in the printed materials.]

Volatility, as indicated by Class A
year-by-year total investment return (%)      1.77(4)   (4.96)   6.88   (3.22)
(scale varies from fund to fund)

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                       10/94(1)          10/95       10/96         10/97
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $8.50          $8.65       $8.14         $8.70
Net investment income (loss)                                                      0.07(2)        0.04        0.06(2)      (0.02)(2)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                                     0.08          (0.47)       0.50         (0.26)
Total from investment operations                                                  0.15          (0.43)       0.56         (0.28)
Less distributions:
  Dividends from net investment income                                              --          (0.03)         --         (0.01)
  Distributions from net realized gain on investments
  sold and foreign currency transactions                                            --          (0.05)         --            --
  Total distributions                                                               --          (0.08)         --         (0.01)
Net asset value, end of period                                                   $8.65          $8.14       $8.70         $8.41
Total investment return at net asset value(3) (%)                                 1.77(4)       (4.96)       6.88         (3.22)
Total adjusted investment return at net asset value(3,5) (%)                     (0.52)(4)      (8.12)       5.33         (4.52)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     4,426          4,215       5,098         4,965
Ratio of expenses to average net assets (%)                                       1.50(6)        1.64        1.75          1.73(7)
Ratio of adjusted expenses to average net assets(8) (%)                           3.79(6)        4.80        3.30          3.03(7)
Ratio of net investment income (loss) to average net assets (%)                   1.02(6)        0.56        0.68         (0.16)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)      (1.27)(6)      (2.60)      (0.87)        (1.46)
Portfolio turnover rate (%)                                                         50             69          83           169
Fee reduction per share(2) ($)                                                    0.16           0.25        0.14          0.12
Average brokerage commission rate(9) ($)                                           N/A            N/A      0.0192        0.0186

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                       10/94(1)          10/95       10/96         10/97
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $8.50          $8.61       $8.05         $8.55
Net investment income (loss)                                                      0.02(2)       (0.03)       0.00(2,10)   (0.08)(2)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                                     0.09          (0.48)       0.50         (0.25)
Total from investment operations                                                  0.11          (0.51)       0.50         (0.33)
Less distributions:
  Distributions from net realized gain on investments
  sold and foreign currency transactions                                            --          (0.05)         --            --
Net asset value, end of period                                                   $8.61          $8.05       $8.55         $8.22
Total investment return at net asset value(3) (%)                                 1.29(4)       (5.89)       6.21         (3.86)
Total adjusted investment return at net asset value(3,5) (%)                     (1.00)(4)      (9.05)       4.66         (5.16)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     3,948          3,990       8,175         8,713
Ratio of expenses to average net assets (%)                                       2.22(6)        2.52        2.45          2.43(7)
Ratio of adjusted expenses to average net assets(8) (%)                           4.51(6)        5.68        4.00          3.73(7)
Ratio of net investment income (loss) to average net assets (%)                   0.31(6)       (0.37)       0.02         (0.88)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)      (1.98)(6)      (3.53)      (1.53)        (2.18)
Portfolio turnover rate (%)                                                         50             69          83           169
Fee reduction per share(2) ($)                                                    0.16           0.25        0.14          0.12
Average brokerage commission rate(9) ($)                                           N/A            N/A      0.0192        0.0186

(1)   Class A and Class B shares commenced operations on January 3, 1994.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 cents per share.
(8)   Unreimbursed, without fee reduction.
(9) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(10)  Less than $0.01 per share.


                                                 GROWTH - INTERNATIONAL FUND  13

Pacific Basin Equities Fund

REGISTRANT NAME: JOHN HANCOCK WORLD FUND
                                TICKER SYMBOL    CLASS A: JHWPX   CLASS B: FPBBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in a diversified portfolio of stocks of Pacific Basin companies. The Pacific Basin includes countries bordering the Pacific Ocean. Under normal circumstances, the fund invests at least 65% of assets in these companies, with the balance invested in equities of companies not in the Pacific Basin countries and in investment-grade debt securities of U.S., Japanese, Australian and New Zealand issuers.

The fund does not maintain a fixed allocation of assets. The fund may at times invest less than 65% of assets in Pacific Basin equities.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests primarily in common stocks and other equity securities, but may invest in virtually any type of security, foreign or domestic, including preferred and convertible securities, warrants and investment-grade debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates on one region, investors should expect above-average volatility.


Also, because the fund invests internationally, it carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31. The risks of international investing are higher in emerging markets, a category that includes many Pacific Basin countries.

To the extent that the fund utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.


MANAGEMENT/SUBADVISERS


[Clip Art] The fund's management is carried out jointly by the adviser's international equities portfolio management team and two subadvisers, Indocam Asia Advisers Limited and John Hancock Advisers International Limited. Indocam is majority owned by Caisse Nationale de Credit Agricole, a French banking institution.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)          5.00%     none
Maximum sales charge imposed on
reinvested dividends                         none      none
Maximum deferred sales charge                none(1)   5.00%
Redemption fee(2)                            none      none
Exchange fee                                 none      none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee(3)                            0.80%     0.80%
12b-1 fee(4)                                 0.30%     1.00%
Other expenses                               0.96%     0.96%
Total fund operating expenses                2.06%     2.76%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                   Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                $70     $111     $155     $277
Class B shares
  Assuming redemption
  at end of period            $78     $116     $166     $292
  Assuming no redemption      $28      $86     $146     $292

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3)   Includes a subadviser fee equal to 0.35% of the fund's net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


14  GROWTH - PACIFIC BASIN EQUITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented as a bar graph in the printed materials.]

Volatility, as indicated by Class
A year-by-year total investment return (%)  (3.61)(6)  18.06  (0.44)  (2.15)  (1.99)  49.61  22.82  (7.65)  4.47  (1.83)(6)  (19.03)
(scale varies from fund to fund)                                                                                   two
                                                                                                                   months

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                          8/88(1)            8/89         8/90         8/91         8/92            8/93
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $10.00           $9.61       $11.10       $10.34        $9.05           $8.87
Net investment income (loss)                        0.01           (0.02)       (0.04)       (0.01)       (0.07)(3)       (0.11)(3)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                     (0.37)           1.75         0.11        (0.33)       (0.11)           4.51
Total from investment operations                   (0.36)           1.73         0.07        (0.34)       (0.18)           4.40
Less distributions:
  Dividends from net investment income             (0.03)          (0.01)          --           --           --              --
  Distributions from net realized gain on
  investments sold and foreign
  currency transactions                               --           (0.23)       (0.83)       (0.95)          --              --
  Total distributions                              (0.03)          (0.24)       (0.83)       (0.95)          --              --
Net asset value, end of period                     $9.61          $11.10       $10.34        $9.05        $8.87          $13.27
Total investment return at net asset
  value(5) (%)                                     (3.61)(6)       18.06        (0.44)       (2.15)       (1.99)          49.61
Total adjusted investment return at net
asset value(5,7) (%)                               (8.05)(6)       15.12        (2.86)       (5.19)       (5.57)          48.31
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)       4,771           5,116        4,578        4,065        3,222          14,568
Ratio of expenses to average net assets (%)         1.75(8)         1.75         2.45         2.75         2.73            2.94
Ratio of adjusted expenses to average
  net assets(9) (%)                                 6.19(8)         4.69         4.89         5.79         6.31            4.24
Ratio of net investment income (loss) to
  average net assets (%)                            0.04(8)        (0.15)       (0.28)       (0.06)       (0.82)          (0.98)
Ratio of adjusted net investment income
  (loss) to average net assets(9) (%)              (4.40)(8)       (3.09)       (2.70)       (3.10)       (4.40)          (2.28)
Portfolio turnover rate (%)                          148             227          154          151          179             171
Fee reduction per share ($)                         1.15            0.39         0.31         0.24         0.31(3)         0.14(3)
Average brokerage commission rate(10) ($)            N/A             N/A          N/A          N/A          N/A             N/A

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                             8/94            8/95              8/96        10/96(2)           10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $13.27          $15.88            $14.11          $14.74          $14.47
Net investment income (loss)                       (0.10)(3)        0.02(3,4)        (0.02)(3)       (0.02)(3)       (0.07)(3)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                      3.12           (1.24)             0.65           (0.25)          (2.66)
Total from investment operations                    3.02           (1.22)             0.63           (0.27)          (2.73)
Less distributions:
  Dividends from net investment income                --              --                --              --              --
  Distributions from net realized gain on
  investments sold and foreign
  currency transactions                            (0.41)          (0.55)               --              --           (0.11)
  Total distributions                              (0.41)          (0.55)               --              --           (0.11)
Net asset value, end of period                    $15.88          $14.11            $14.74          $14.47          $11.63
Total investment return at net asset
  value(5) (%)                                     22.82           (7.65)             4.47           (1.83)(6)      (19.03)
Total adjusted investment return at net
asset value(5,7) (%)                                  --              --                --              --              --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)      50,261          37,417            41,951          38,694          21,109
Ratio of expenses to average net assets (%)         2.43            2.05              1.97            2.21(8)         2.06
Ratio of adjusted expenses to average
  net assets(9) (%)                                   --              --                --              --              --
Ratio of net investment income (loss) to
  average net assets (%)                           (0.66)           0.13(4)          (0.15)          (0.83)(8)       (0.49)
Ratio of adjusted net investment income
  (loss) to average net assets(9) (%)                 --              --                --              --              --
Portfolio turnover rate (%)                           68              48                73              15             118
Fee reduction per share ($)                           --              --                --              --              --
Average brokerage commission rate(10) ($)            N/A             N/A            0.0183          0.0221          0.0076

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                               8/94(1)            8/95         8/96     10/96(2)           10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                   $15.11          $15.84       $13.96       $14.49          $14.20
Net investment income (loss) (3)                        (0.09)          (0.09)       (0.13)       (0.04)          (0.18)
Net realized and unrealized gain (loss)
  on investments and
  foreign currency transactions                          0.82           (1.24)        0.66        (0.25)          (2.59)
Total from investment operations                         0.73           (1.33)        0.53        (0.29)          (2.77)
Less distributions:
  Distributions from net realized gain on
  investments sold and foreign currency
  transactions                                             --           (0.55)          --           --           (0.11)
Net asset value, end of period                         $15.84          $13.96       $14.49       $14.20          $11.32
Total investment return at net asset value(5) (%)       (4.83)(6)       (8.38)        3.80        (2.00)(6)      (19.67)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)            9,480          14,368       32,342       30,147          17,320
Ratio of expenses to average net assets (%)              3.00(8)         2.77         2.64         2.90(8)         2.76
Ratio of net investment income (loss) to
  average net assets (%)                                (1.40)(8)       (0.66)       (0.86)       (1.52)(8)       (1.19)
Portfolio turnover rate (%)                                68              48           73           15             118
Average brokerage commission rate(10) ($)                 N/A             N/A       0.0183       0.0221          0.0076

(1) Class A and Class B shares commenced operations on September 8, 1987 and March 7, 1994, respectively.
(2) Effective October 31, 1996, the fiscal year end changed from August 31 to October 31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(8)   Annualized.
(9)   Unreimbursed, without fee reduction.
(10) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                        GROWTH - PACIFIC BASIN EQUITIES FUND  15

Short-Term Strategic Income Fund

REGISTRANT NAME:
JOHN HANCOCK INVESTMENT TRUST III   TICKER SYMBOL
                                          CLASS A: JHSAX   CLASS B: FRSWX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income. To pursue this goal, the fund invests primarily in debt securities issued or guaranteed by:

o  foreign governments and companies including those in emerging markets
o  the U.S. Government, its agencies or instrumentalities
o  U.S. companies

Under normal circumstances, the fund invests assets in all three of these sectors, but may invest up to 100% in any one sector. The fund maintains an average portfolio maturity of three years or less.

PORTFOLIO SECURITIES

[Clip Art] The fund may invest in all types of debt securities. The fund's U.S. Government securities may include mortgage-backed securities. The fund may invest up to 67% of assets in securities rated as low as B and their unrated equivalents. Bonds rated lower than BBB/Baa are considered junk bonds. However, the fund maintains an average portfolio quality rating of A, which is an investment-grade rating.

Because the fund is non-diversified, it may invest more than 5% of assets in securities of a single issuer, but no more than 25% of assets in the securities of any one foreign government. The fund also may invest in certain other investments, including derivatives, and may engage in other investment practices.

RISK FACTORS


[Clip Art] The value of your investment in the fund will fluctuate with changes in currency exchange rates as well as interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities.

International investing, particularly in emerging markets, carries additional risks, including currency, information, natural event and political risks. Junk bonds may carry above-average credit and market risks and mortgage-backed securities may carry extension and prepayment risks. These risks are defined in "More about risk" starting on page 31.

To the extent that the fund utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Anthony A. Goodchild and Lawrence J. Daly lead the portfolio management team. Messrs. Goodchild and Daly are senior vice presidents and joined John Hancock Funds in July 1994, having been in the investment business since 1968 and 1972, respectively.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                           Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                        3.00%     none
Maximum sales charge imposed on
reinvested dividends                                       none      none
Maximum deferred sales charge                              none(1)   3.00%
Redemption fee(2)                                          none      none
Exchange fee                                               none      none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                             0.65%     0.65%
12b-1 fee(3)                                               0.30%     1.00%
Other expenses                                             0.48%     0.48%
Total fund operating expenses                              1.43%     2.13%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                                  Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                               $44     $74      $106     $196
Class B shares
  Assuming redemption
  at end of period                           $52     $87      $114     $204
  Assuming no redemption                     $22     $67      $114     $204

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


16  INCOME - SHORT-TERM STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented as a bar graph in the printed materials.]

Volatility, as indicated by Class B
year-by-year total investment return (%)      8.85(4)        0.64        5.98        1.93        7.97       7.89      4.83
(scale varies from fund to fund)

------------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                  10/92(1)        10/93        10/94        10/95        10/96      10/97
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                      $9.86          $9.32        $9.12        $8.47        $8.41      $8.46
 Net investment income (loss)                               0.65           0.83(2)      0.76(2)      0.77(2)      0.65       0.61(2)
 Net realized and unrealized gain (loss) on
   investments and
   foreign currency transactions                           (0.55)         (0.20)       (0.53)       (0.06)        0.05      (0.15)
 Total from investment operations                           0.10           0.63         0.23         0.71         0.70       0.46
 Less distributions:
   Dividends from net investment income                    (0.64)         (0.83)       (0.62)       (0.61)       (0.57)     (0.52)
   Distributions in excess of net investment income           --             --        (0.04)          --           --      (0.08)
   Distributions in excess of net realized gain on
     investments sold                                         --             --        (0.12)          --           --         --
   Distributions from capital paid-in                         --             --        (0.10)       (0.16)       (0.08)     (0.01)
   Total distributions                                     (0.64)         (0.83)       (0.88)       (0.77)       (0.65)     (0.61)
 Net asset value, end of period                            $9.32          $9.12        $8.47        $8.41        $8.46      $8.31
 Total investment return at net asset value(3) (%)          1.16(4)        6.78         2.64         8.75         8.60       5.55
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)             20,468         11,130       13,091       16,997       49,338     64,059
 Ratio of expenses to average net assets (%)                1.37(4)        1.21         1.26         1.33         1.48       1.43
 Ratio of net investment income (loss) to average
   net assets (%)                                           8.09(4)        8.59         8.71         9.13         7.59       7.22
 Portfolio turnover rate (%)                                  86            306          150          147           77         71

------------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                          10/91(1)         10/92       10/93       10/94       10/95      10/96     10/97
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period              $10.00         $10.01       $9.31       $9.11       $8.46      $8.40     $8.45
 Net investment income (loss)                        0.76           0.87        0.75(2)     0.70(2)     0.70(2)    0.59      0.55(2)
 Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                      0.01          (0.80)      (0.20)      (0.53)      (0.06)      0.05     (0.15)
 Total from investment operations                    0.77           0.07        0.55        0.17        0.64       0.64      0.40
 Less distributions:
   Dividends from net investment income             (0.76)         (0.77)      (0.75)      (0.56)      (0.56)     (0.52)    (0.47)
   Distributions in excess of net
     investment income                                 --             --          --       (0.04)         --         --     (0.07)
   Distributions in excess of net realized
     gain on investments sold                          --             --          --       (0.12)         --         --        --
   Distributions from capital paid-in                  --             --          --       (0.10)      (0.14)     (0.07)    (0.01)
   Total distributions                              (0.76)         (0.77)      (0.75)      (0.82)      (0.70)     (0.59)    (0.55)
 Net asset value, end of period                    $10.01          $9.31       $9.11       $8.46       $8.40      $8.45     $8.30
 Total investment return at net asset
   value(3) (%)                                      8.85(4)        0.64        5.98        1.93        7.97       7.89      4.83
 Total adjusted investment return at net
   asset value(3,5) (%)                              8.81(4)          --          --          --          --         --        --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)     218,562        236,059     142,873      98,390      84,601     48,137    25,908
 Ratio of expenses to average net assets (%)         1.89(4)        2.07        2.01        1.99        2.07       2.12      2.13
 Ratio of adjusted expenses to average net
   assets(6) (%)                                     1.93(4)          --          --          --          --         --        --
 Ratio of net investment income to average
   net assets (%)                                    8.72(4)        8.69        7.81        8.00        8.40       7.07      6.51
 Ratio of adjusted net investment income
   to average net assets(6) (%)                      8.68(4)          --          --          --          --         --        --
 Portfolio turnover rate (%)                           22             86         306         150         147         77        71
 Fee reduction per share ($)                       0.0039             --          --          --          --         --        --

(1) Class A and Class B shares commenced operations on January 3, 1992 and December 28, 1990, respectively.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Unreimbursed, without fee reduction.


                                   INCOME - SHORT-TERM STRATEGIC INCOME FUND  17

World Bond Fund

REGISTRANT NAME:
JOHN HANCOCK INVESTMENT TRUST III         TICKER SYMBOL
                                                CLASS A: FGLAX   CLASS B: FGLIX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks a high total investment return -- a combination of current income and capital appreciation. To pursue this goal, the fund invests at least 65% of assets in debt securities issued or guaranteed by:

o  foreign governments and companies including those in emerging markets
o  multinational organizations such as the World Bank
o  the U.S. Government, its agencies or instrumentalities

Under normal circumstances, the fund expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S. The fund does not maintain a fixed allocation of assets.

PORTFOLIO SECURITIES

[Clip Art] The fund may invest in all types of debt securities of any maturity, including preferred and convertible securities. Less than 35% of assets may be invested in junk bonds rated as low as CCC/Caa, or equivalent.

Because the fund is non-diversified, it may invest more than 5% of assets in securities of a single issuer, but no more than 25% of assets in the securities of any one foreign government.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain other investments, including derivatives, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with most bond funds, the value of your investment in the fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed income securities.


International investing, particularly in emerging markets, carries additional risks, including currency, information, natural event and political risks. Junk bonds may carry above-average credit and market risks and mortgage-backed securities may carry extension and prepayment risks. These risks are defined in "More about risk" starting on page 31.

To the extent that the fund utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Anthony A. Goodchild and Lawrence J. Daly lead the portfolio management team. Messrs. Goodchild and Daly are senior vice presidents and joined John Hancock Funds in July 1994, having been in the investment business since 1968 and 1972, respectively.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                           Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                        4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                                       none      none
 Maximum deferred sales charge                              none(1)   5.00%
 Redemption fee(2)                                          none      none
 Exchange fee                                               none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                             0.75%     0.75%
 12b-1 fee(3)                                               0.30%     1.00%
 Other expenses                                             0.63%     0.63%
 Total fund operating expenses                              1.68%     2.38%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                                 Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                              $61      $96     $132     $235
 Class B shares
   Assuming redemption
   at end of period                          $74     $104     $147     $254
   Assuming no redemption                    $24      $74     $127     $254

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


18  INCOME - WORLD BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented as a bar graph in the printed materials.]

Volatility, as indicated by Class B
year-by-year total investment return (%)   20.09  5.47  11.84   10.44   1.72  6.77   (1.88)   11.51   4.78   2.43
(scale varies from fund to fund)

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                               10/92(1)        10/93      10/94         10/95        10/96        10/97
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                   $10.57         $9.76      $9.62         $8.85        $9.30        $9.28
Net investment income (loss)                             0.64          0.76       0.64(2)       0.57(2)      0.51(2)      0.53(2)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions           (0.74)        (0.10)     (0.78)         0.48        (0.02)       (0.25)
Total from investment operations                        (0.10)         0.66      (0.14)         1.05         0.49         0.28
Less distributions:
  Dividends from net investment income                  (0.71)        (0.38)     (0.11)        (0.59)       (0.50)       (0.25)
  Distributions in excess of net investment
    income                                                 --         (0.04)        --            --           --        (0.02)
  Distributions from capital paid-in                       --         (0.38)     (0.52)        (0.01)       (0.01)       (0.26)
  Total distributions                                   (0.71)        (0.80)     (0.63)        (0.60)       (0.51)       (0.53)
Net asset value, end of period                          $9.76         $9.62      $8.85         $9.30        $9.28        $9.03
Total investment return at net asset
  value(3) (%)                                          (0.88)(4)      7.14      (1.30)        12.25         5.48         3.15
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)           12,880        12,882      8,949        35,334       27,537       28,959
Ratio of expenses to average net assets (%)              1.41(4)       1.46       1.59          1.48         1.58         1.68(5)
Ratio of net investment income (loss)
  to average net assets (%)                              7.64(4)       7.89       7.00          6.43         5.54         5.84
Portfolio turnover rate (%)                               476           363        174           263          214          153

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                    10/88      10/89      10/90      10/91      10/92      10/93      10/94
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period      $10.32     $10.98     $10.21     $10.38     $10.44      $9.74      $9.62
Net investment income (loss)                0.67       0.83       0.85       0.90       0.78       0.72       0.59(2)
Net realized and unrealized gain
  (loss) on investments
  and foreign currency transactions         1.31      (0.27)      0.28       0.13      (0.59)     (0.09)     (0.78)
Total from investment operations            1.98       0.56       1.13       1.03       0.19       0.63      (0.19)
Less distributions:
  Dividends from net investment income     (0.68)     (0.84)     (0.85)     (0.73)     (0.89)     (0.33)     (0.06)
  Distributions from net realized gain
    on investments                         (0.64)     (0.49)        --      (0.24)        --         --         --
  Distributions in excess of net
    investment income                         --         --         --         --         --      (0.04)        --
  Distributions from capital paid-in          --         --      (0.11)        --         --      (0.38)     (0.52)
  Total distributions                      (1.32)     (1.33)     (0.96)     (0.97)     (0.89)     (0.75)     (0.58)
Net asset value, end of period            $10.98     $10.21     $10.38     $10.44      $9.74      $9.62      $8.85
Total investment return at net
  asset value(3) (%)                       20.09       5.47      11.84      10.44       1.72       6.77      (1.88)
Ratios and supplemental data
Net assets, end of period
  (000s omitted) ($)                     174,833    255,214    186,524    192,687    199,102    197,166    114,656
Ratio of expenses to average net
  assets (%)                                1.74       1.75       1.82       1.90       1.91       1.91       2.17
Ratio of net investment income
  (loss) to average net assets (%)          6.04       8.07       8.67       8.74       7.59       7.45       6.41
Portfolio turnover rate (%)                  364        333        186        159        476        363        174

--------------------------------------------------------------------------------
Class B - period ended:                  10/95         10/96         10/97
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period     $8.85         $9.30         $9.28
Net investment income (loss)              0.55(2)       0.45(2)       0.47(2)
Net realized and unrealized gain
  (loss) on investments
  and foreign currency transactions       0.44         (0.02)        (0.25)
Total from investment operations          0.99          0.43          0.22
Less distributions:
  Dividends from net investment income   (0.53)        (0.44)        (0.23)
  Distributions from net realized gain
    on investments                          --            --            --
  Distributions in excess of net
    investment income                       --            --         (0.01)
  Distributions from capital paid-in     (0.01)        (0.01)        (0.23)
  Total distributions                    (0.54)        (0.45)        (0.47)
Net asset value, end of period           $9.30         $9.28         $9.03
Total investment return at net
  asset value(3) (%)                     11.51          4.78          2.43
Ratios and supplemental data
Net assets, end of period
  (000s omitted) ($)                    65,600        45,897        24,082
Ratio of expenses to average net
  assets (%)                              2.16          2.25          2.38(5)
Ratio of net investment income
  (loss) to average net assets (%)        6.03          4.87          5.13
Portfolio turnover rate (%)                263           214           153

(1)   Class A shares commenced operations on January 3, 1992.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Annualized.
(5) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.


                                                    INCOME - WORLD BOND FUND  19

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


All John Hancock international/global funds offer two classes of shares, Class A and Class B. In addition, Class C shares are available for International Fund. Each class has its own cost structure as outlined below, allowing you to choose the one that best meets your requirements. For more details, see "How sales charges are calculated." Your financial representative can help you decide which share class is best for you.


--------------------------------------------------------------------------------
 Class A - for all funds
--------------------------------------------------------------------------------

     o Front-end sales charges. There are several ways to reduce these charges, described under "Sales charge reductions and waivers" on the following page.

     o    Lower annual expenses than Class B and Class C shares.

--------------------------------------------------------------------------------
 Class B - for all funds
--------------------------------------------------------------------------------

     o No front-end sales charge; all your money goes to work for you right away.

     o    Higher annual expenses than Class A shares.


     o A contingent deferred sales charge that declines from 5% over six years (3% over four years for Short-Term Strategic Income Fund).


     o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
 Class C - for International Fund
--------------------------------------------------------------------------------

     o No front-end sales charge; all your money goes to work for you right away.

     o    Higher annual expenses than Class A shares.

     o A 1% contingent deferred sales charge on shares sold within one year of purchase.

     o No automatic conversion to Class A shares, so the fund's annual expenses continue at the same level throughout the life of your investment.

For actual past expenses of Class A and Class B shares, see the fund-by-fund information earlier in this prospectus.



--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
 Class A sales charges - Short-Term Strategic Income
--------------------------------------------------------------------------------
                            As a % of           As a % of your
 Your investment            offering price      investment

 Up to $99,999              3.00%               3.09%
 $100,000 -  $499,999       2.50%               2.56%
 $500,000 - $999,999        2.00%               2.04%
 $1,000,000 and over        See below

--------------------------------------------------------------------------------
 Class A sales charges - World Bond
--------------------------------------------------------------------------------
                            As a % of           As a % of your
 Your investment            offering price      investment

 Up to $99,999              4.50%               4.71%
 $100,000 - $249,999        3.75%               3.90%
 $250,000 - $499,999        2.75%               2.83%
 $500,000 - $999,999        2.00%               2.04%
 $1,000,000 and over        See below

--------------------------------------------------------------------------------
 Class A sales charges - growth funds
--------------------------------------------------------------------------------
                            As a % of           As a % of your
 Your investment            offering price      investment
 Up to $49,999              5.00%               5.26%
 $50,000 - $99,999          4.50%               4.71%
 $100,000 - $249,999        3.50%               3.63%
 $250,000 - $499,999        2.50%               2.56%
 $500,000 - $999,999        2.00%               2.04%
 $1,000,000 and over        See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
 CDSC on $1 million+ investments (all funds)
--------------------------------------------------------------------------------
 Your investment                CDSC on shares being sold
 First $1M - $4,999,999         1.00%
 Next $1 - $5M above that       0.50%
 Next $1 or more above that     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.


20  YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


Class B Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the
CDSC:


--------------------------------------------------------------------------------
 Class B deferred charges
--------------------------------------------------------------------------------
 Years after            CDSC on Short-Term      CDSC on all
 purchase               Strategic Income        other fund shares
                        shares being sold       being sold
 1st year               3.00%                   5.00%
 2nd year               2.00%                   4.00%
 3rd  year              2.00%                   3.00%
 4th year               1.00%                   3.00%
 5th year               None                    2.00%
 6th year               None                    1.00%
 After 6 years          None                    None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

Class C Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% on shares you sell within one year of purchase. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC calculations are based on the number of shares involved, not on the value of your account. Each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC.

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.


o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate sales charges.


o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.


To utilize: complete the appropriate section of your application, contact your financial representative or Signature Services or consult the SAI (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchase under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o    to make payments through certain systematic withdrawal plans

o    to make certain distributions from a retirement plan

o    because of shareholder death or disability


o    to purchase a John Hancock Declaration annuity


To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.


                                                                YOUR ACCOUNT  21

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:


o    selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan with John Hancock Funds into an individual account in a John Hancock fund

o    certain insurance company contract holders (one-year CDSC usually applies)

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

o clients of AFA, when their funds are transferred directly to Global Technology Fund from accounts managed by AFA

o certain former shareholders of John Hancock National Aviation & Technology Fund and Nova Fund (applies to Global Technology Fund only)

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI.


--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

   o non-retirement account: $1,000

   o retirement account: $250

   o group investments: $250

   o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

   o fee-based clients of selling brokers who placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


22  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account                 Adding to an account

By check

[Clip art]     o Make out a check for the         o Make out a check for the
                 investment amount, payable to      investment amount payable
                 "John Hancock Signature            to "John Hancock Signature
                 Services, Inc."                    Services, Inc."

               o Deliver the check and your       o Fill out the detachable
                 completed application to your      investment slip from an
                 financial representative, or       account statement. If no
                 mail them to Signature Services    slip is available, include
                 (address below).                   a note specifying the fund
                                                    name, your share class,
                                                    your account number and
                                                    the name(s) in which the
                                                    account is registered.

                                                  o Deliver the check and your
                                                    investment slip or note to
                                                    your financial
                                                    representative, or mail
                                                    them to Signature Services
                                                    (address below).

By exchange

[Clip art]     o Call your financial              o Call your financial
                 representative or Signature        representative or Signature
                 Services to request an             Services to request an
                 exchange.                          exchange.

By wire

[Clip art]     o Deliver your completed           o Instruct your bank to wire
                 application to your financial      the amount of your
                 representative, or mail            investment to:
                 it to Signature Services.          First Signature Bank & Trust
                                                    Account # 900000260
               o Obtain your account number         Routing # 211475000
                 by calling your financial          Specify the fund name, your
                 representative or                  share class, your account
                 Signature Services.                number and the name(s)
                                                    in which the account is
               o Instruct your bank to wire         registered. Your bank may
                 the amount of your investment      charge a fee to wire funds.
                 to:
                 First Signature Bank & Trust
                 Account # 900000260
                 Routing # 211475000
                 Specify the fund name, your
                 choice of share class, the new
                 account number and the name(s)
                 in which the account is
                 registered. Your bank may charge
                 a fee to wire funds.

By phone

[Clip art] See "By wire" and "By exchange."      o Verify that your bank or
                                                   credit union is a member of
                                                   the Automated Clearing
                                                   House (ACH) system.

                                                 o Complete the "Invest-By-
                                                   Phone" and "Bank
                                                   Information" sections on
                                                   your account application.

                                                 o Call Signature Services to
                                                   verify that these features
                                                   are in place on your account.

                                                 o Tell the Signature Services
                                                   representative the fund name,
                                                   your share class, your
                                                   account number, the name(s)
                                                   in which the account is
                                                   registered and the amount
                                                   of your investment.

----------------------------------------

Address
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000

Phone number
1-800-225-5291

Or contact your financial representative for instructions and assistance.

----------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                               YOUR ACCOUNT   23

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
           Designed for                       To sell some or all of your shares

By letter

[Clip art] o Accounts of any type.            o Write a letter of instruction
                                                or complete a stock power
           o Sales of any amount.               indicating the fund name, your
                                                share class, your account
                                                number, the name(s) in which
                                                the account is registered and
                                                the dollar value or number of
                                                shares you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may
                                                be required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By phone

[Clip art] o Most accounts.                   o For automated service 24 hours
                                                a day using your touch-tone
           o Sales of up to $100,000.           phone, call the EASI-Line at
                                                1-800-338-8080.

                                              o To place your order with a
                                                representative at John Hancock
                                                Funds, call Signature Services
                                                between 8 A.M. and 4 P.M.
                                                Eastern Time on most business
                                                days.

By wire or electronic funds transfer (EFT)

[Clip art] o Requests by letter to            o Fill out the "Telephone
             sell any amount (accounts          Redemption" section of your
             of any type).                      new account application.

           o Requests by phone to sell        o To verify that the telephone
             up to $100,000 (accounts           redemption privilege is in
             with telephone redemption          place on an account, or to
             privileges).                       request the forms to add it
                                                to an existing account, call
                                                Signature Services.

                                              o Amounts of $1,000 or more will
                                                be wired on the next business
                                                day. A $4 fee will be deducted
                                                from your account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by check.
                                                Funds from EFT transactions
                                                are generally available by
                                                the second business day.
                                                Your bank may charge a fee
                                                for this service.

By exchange

[Clip art] o Accounts of any type.            o Obtain a current prospectus for
                                                the fund into which you are
           o Sales of any amount.               exchanging by calling your
                                                financial representative or
                                                Signature Services.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

By check

[Clip art] o Short-Term Strategic Income      o Request checkwriting on your
             Fund only.                         account application.

           o Any account with                 o Verify that the shares to be
             checkwriting privileges.           sold were purchased more
                                                than 10 days earlier or were
           o Sales of over $100.                purchased by wire.

                                              o Write a check for any amount
                                                over $100.

                                       ----------------------------------------

                                       Address
                                       John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA  02217-1000

                                       Phone
                                       1-800-225-5291

                                       Or contact your financial representative for instructions and assistance.

                                       ----------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."


24   YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o  your address of record has changed within the past 30 days

o  you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)


The signature guarantee must be from a member of the Signature Guarantee Medallion Program (generally, a broker or securities dealer). We may refuse any other source. A notary public CANNOT provide a signature guarantee.


--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
                                                                      [Clip art]
--------------------------------------------------------------------------------

Owners of individual, joint,            o Letter of instruction.
sole proprietorship, UGMA/UTMA          o On the letter, the signatures and
(custodial accounts for minors)           titles of all persons authorized to
or general partner accounts.              sign for the account, exactly as
                                          the account is registered.
                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate or                  o Letter of instruction.
association accounts.                   o Corporate resolution, certified
                                          within the past twelve months.
                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.
                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust accounts.   o Letter of instruction.
                                        o On the letter, the signature(s) of
                                          the trustee(s).
                                        o If the names of all trustees are
                                          not registered on the account,
                                          please also provide a copy of the
                                          trust document certified within the
                                          past twelve months.
                                        o Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders whose        o Letter of instruction signed by
co-tenants are deceased.                  surviving tenant.
                                        o Copy of death certificate.
                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.
                                        o Copy of order appointing executor.
                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.


                                                               YOUR ACCOUNT   25

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.


To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Foreign currencies Purchases must be made in U.S. dollars. Purchases in foreign currencies must be converted, which may result in a fee and delayed execution.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o  after any changes of name or address of the registered owner(s)
o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The income funds generally declare income dividends daily and pay them monthly. These income dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold. The growth funds pay income dividends, if any, annually. All funds distribute capital gains, if any, annually.


26  YOUR ACCOUNT

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive from the growth funds. Dividends may include a return of capital.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o  Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o  Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of retirement plans, including Traditional and Roth IRAs, SIMPLE IRAs, SIMPLE 401(k)s, SEPs, 401(k)s, money purchase pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



                                                                YOUR ACCOUNT  27

Fund details
--------------------------------------------------------------------------------
BUSINESS STRUCTURE

How the funds are organized Each John Hancock international/global fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock international/global funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                             Boston, MA 02217-1000

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------

                         -------------------------------
                                  Subadvisers

                          American Fund Advisors, Inc.
                               1415 Kellum Place
                             Garden City, NY 11530

                             John Hancock Advisers
                             International Limited
                                34 Dover Street
                               London, UK W1X 3RA

                         Indocam Asia Advisers Limited
                              One Exchange Square
                                   Hong Kong


                             Indocam International
                              Investment Services
                              90 Boulevard Pasteur
                              Paris, France 75015


                          Provide portfolio management
                                to certain funds
                         -------------------------------

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodians

                           Investors Bank & Trust Co.
                              200 Clarendon Street
                                Boston, MA 02116

                      State Street Bank and Trust Company
                              225 Franklin Street
                                Boston, MA 02110

                       Hold the funds' assets, settle all
                      portfolio trades and collect most of
                         the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                                                                         Asset
                                                                      management

                      ------------------------------------
                                    Trustees

                        Supervise the funds' activities.
                      ------------------------------------


28  FUND DETAILS

Accounting compensation The funds (except for Global Technology) compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets. Global Technology pays a $100,000 administration fee to the adviser.


Portfolio trades In placing portfolio trades, the adviser or subadvisers may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company or subadvisers, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

Investment goals Except for European Equity Fund, Global Rx Fund, International Fund and World Bond Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.


Diversification Except for Global Rx Fund, Short-Term Strategic Income Fund and World Bond Fund, all of the international/global funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B and Class C shares, interest expenses.

--------------------------------------------------------------------------------
 Class B unreimbursed distribution expenses(1)
--------------------------------------------------------------------------------
                                 Unreimbursed         As a % of
 Fund                            expenses             net assets


 European Equity Fund                        N/A          N/A
 Global                          $       795,893        2.56%
 Global Rx                       $       466,209        1.06%
 Global Technology               $     1,198,204        2.00%
 International                   $       460,399        4.90%
 Pacific Basin Equities          $     1,045,211        3.85%
 Short-Term Strategic Income     $     2,554,608        7.17%
 World Bond                      $     5,324,432       15.75%


(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.


Class C Class C shares began operations after the 1997 fiscal year. Therefore, there are no unreimbursed expenses to report.


Initial compensation Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

Annual compensation Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


                                                                FUND DETAILS  29

------------------------------------------------------------------------------------------------------------------------------------
 Class A investments
------------------------------------------------------------------------------------------------------------------------------------
                                                             Maximum
                                      Sales charge           reallowance            First year             Maximum
                                      paid by investors      or commission          service fee            total compensation(1)
                                      (% of offering price)  (% of offering price)  (% of net investment)  (% of offering price)

 Short-Term Strategic Income Fund
 Up to $99,999                        3.00%                  2.26%                  0.25%                  2.50%
 $100,000 - $499,999                  2.50%                  2.01%                  0.25%                  2.25%
 $500,000 - $999,999                  2.00%                  1.51%                  0.25%                  1.75%

 World Bond Fund
 Up to $99,999                        4.50%                  3.76%                  0.25%                  4.00%
 $100,000 - $249,999                  3.75%                  3.01%                  0.25%                  3.25%
 $250,000 - $499,999                  2.75%                  2.06%                  0.25%                  2.30%
 $500,000 - $999,999                  2.00%                  1.51%                  0.25%                  1.75%

 Growth funds
 Up to $49,999                        5.00%                  4.01%                  0.25%                  4.25%
 $50,000 - $99,999                    4.50%                  3.51%                  0.25%                  3.75%
 $100,000 - $249,999                  3.50%                  2.61%                  0.25%                  2.85%
 $250,000 - $499,999                  2.50%                  1.86%                  0.25%                  2.10%
 $500,000 - $999,999                  2.00%                  1.36%                  0.25%                  1.60%

 Regular investments of
 $1 million or more (all funds)
 First $1M - $4,999,999               --                     0.75%                  0.25%                  1.00%
 Next $1 - $5M above that             --                     0.25%                  0.25%                  0.50%
 Next $1 or more above that           --                     0.00%                  0.25%                  0.25%

 Waiver investments(2)                --                     0.00%                  0.25%                  0.25%

------------------------------------------------------------------------------------------------------------------------------------
 Class B investments
------------------------------------------------------------------------------------------------------------------------------------
                                                         Maximum
                                                         reallowance              First year             Maximum
                                                         or commission            service fee            total compensation
                                                         (% of offering price)    (% of net investment)  (% of offering price)

 Short-Term Strategic Income Fund
 All amounts                                             2.25%                    0.25%                  2.50%

 All other funds
 All amounts                                             3.75%                    0.25%                  4.00%

------------------------------------------------------------------------------------------------------------------------------------
 Class C investments
------------------------------------------------------------------------------------------------------------------------------------
                                                         Maximum
                                                         reallowance              First year             Maximum
                                                         or commission            service fee            total compensation
                                                         (% of offering price)    (% of net investment)  (% of offering price)

 All amounts                                             0.75%                    0.25%                  1.00%


(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. For European Equity Fund, John Hancock Funds may allow an amount up to the full applicable sales charge.


(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


30  FUND DETAILS

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the performance of a John Hancock international/global fund will be positive over any period of time -- days, months or years. However, international markets have performed better over the past two decades than domestic markets.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk The risk that key information about a security or market is inaccurate or unavailable.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


Year 2000 risk The risk that the funds' operations could be disrupted by the year 2000-related computer system problems. Although the adviser and the funds' service providers are taking steps to address this issue, there may still be some risk of adverse effects. Common to all mutual funds.



                                                                FUND DETAILS  31

--------------------------------------------------------------------------------
Higher-risk securities and practices
--------------------------------------------------------------------------------

This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semiannual reports.

10    Percent of total assets (italic type)

10    Percent of net assets (roman type)

*     No policy limitation on usage; fund may be using currently

o     Permitted, but has not typically been used

--    Not permitted


                                                European                                            Pacific    Short-Term
                                                Equity             Global   Global       Inter-     Basin      Strategic     World
                                                Fund      Global   RX       Technology   national   Equities   Income         Bond
----------------------------------------------------------------------------------------------------------------------------------
Investment practices

Borrowing; reverse repurchase agreements
The borrowing of money from banks or through
reverse repurchase agreements.
Leverage, credit risks.                          33.3       10      33.3        10         33.3      33.3        10           10

Currency trading  The direct trading or
holding of foreign currencies as an asset.
Currency risk.                                      *        *         *         *            *         *         *            *

Repurchase agreements  The purchase of a
security that must later be sold back
to the issuer at the same price plus interest.
Credit risk.                                        *        *         *         *            *         *         *            *

Securities lending  The lending of securities
to financial institutions, which provide cash
or government securities as collateral.
Credit risk.                                     33.3       10      33.3      33.3         33.3      33.3        30           30

Short sales The selling of securities which
have been borrowed on the expectation that
the market price will drop.
o  Hedged. Hedged leverage, market,
   correlation, liquidity, opportunity risks.       o       --         o        --            o         o        --           --
o  Speculative. Speculative leverage, market,
   liquidity risks.                                --       --         o        --            o        --        --           --

Short-term trading  Selling a security soon
after purchase. A portfolio engaging
in short-term trading will have higher
turnover and transaction expenses.
Market risk.                                        *        *         *         *            *         *         *            *

When-issued securities and forward commitments
The purchase or sale of securities for
delivery at a future date; market value may
change before delivery. Market, opportunity,
leverage risks.                                     *        *         *         *            *         *         *            *

--------------------------------------------------------------------------------------------------------------------------------
Conventional securities

Foreign debt securities  Debt securities
issued by foreign governments or
companies. Credit, currency, interest rate,
market, political risks.                           20        5        35(1)     10(2)        35(1)     35(1)      *(1)         *(1)

Non-investment-grade debt securities  Debt
securities rated below BBB/Baa are considered
junk bonds. Credit, market, interest rate,
liquidity, valuation, information risks.           --       --        35        10(2)        --        --        67           35

Restricted and illiquid securities.
Securities not traded on the open market.
May include illiquid Rule 144A securities.
Liquidity, valuation, market risks.                15       15        15        15           15        15        15           15

--------------------------------------------------------------------------------------------------------------------------------
Unleveraged derivative securities

Asset-backed securities Securities backed
by unsecured debt, such as credit card
debt; these securities are often
guaranteed or over-collateralized to
enhance their credit quality. Credit,
interest rate risks.                               --        o         o         o            o         o         *            *

Mortgage-backed securities  Securities
backed by pools of mortgages, including
pass-through certificates, PACs, TACs
and other senior classes of
collateralized mortgage obligations
(CMOs). Credit, extension, prepayment,
liquidity, interest rate risks.                    --        o         o         o            o         o         *            *

Participation interests Securities
representing an interest in another
security or in bank loans. Credit,
interest rate, liquidity,
valuation risks.                                   --       --        --        10(2)        --        --        15(3)        15(3)



32  FUND DETAILS

----------------------------------------------------------------------------------------------------------------------------------
Higher-risk securities and practices (cont'd)
----------------------------------------------------------------------------------------------------------------------------------
                                                European                                            Pacific    Short-Term
                                                Equity             Global   Global       Inter-     Basin      Strategic     World
                                                Fund      Global   RX       Technology   national   Equities   Income         Bond
----------------------------------------------------------------------------------------------------------------------------------
Leveraged derivative securities

Currency contracts Contracts involving
the right or obligation to buy or sell
a given amount of foreign currency at
a specified price and future date.
o  Hedged. Currency, hedged leverage,
   correlation, liquidity, opportunity
   risks.                                          *        *         *         *            *         *         *            *
o  Speculative. Currency, speculative
   leverage, liquidity risks.                      *        o         o         o            o         o         o            o

Financial futures and options;
securities and index options Contracts
involving the right or obligation to
deliver or receive assets or money
depending on the performance of one or
more assets or an economic index.
o  Futures and related options.
   Interest rate, currency, market,
   hedged or speculative leverage,
   correlation, liquidity, opportunity
   risks.                                          *        *         *         o            *         *         *            *
o  Options on securities and indices.
   Interest rate, currency, market,
   hedged or speculative leverage,
   correlation, liquidity, credit,
   opportunity risks.                              *        o         o         o            o         o         o            o

Structured securities  Indexed
and/or leveraged mortgage-backed
and other debt securities, including
principal-only and interest-only
securities, leveraged floating rate
securities and others. These securities
tend to be highly sensitive to interest
rate movements and their performance
may not correlate to these movements
in a conventional fashion. Credit,
interest rate, extension, prepayment,
market, speculative leverage,
liquidity, valuation risks.                       --        *         *         10(2)        *         *         *            *


(1) No more than 25% of the fund's assets will be invested in securities of any one foreign government.
(2)   Included in the 10% limitation on debt securities.
(3)   Included in the 15% limitation on illiquid securities.

--------------------------------------------------------------------------------
  Analysis of funds with 5% or more in junk bonds(1)
--------------------------------------------------------------------------------

[The table below was represented by a bar chart in the printed materials.]

           Quality rating          Short-Term Strategic          Quality rating            World Bond
           (S&P/Moody's)(2)        Income Fund                   (S&P/Moody's)(2)          Fund

Invest-    AAA/Aaa                   40.8%             Invest-   AAA/Aaa                     70.2%
ment-      AA/Aa                      0.0%             ment-     AA/Aa                        0.0%
Grade      A/A                        5.4%             Grade     A/A                          0.4%
Bonds      BBB/Baa                    8.0%             Bonds     BBB/Baa                      0.3%
------------------------------------------------------------------------------------------------------
Junk       BB/Ba                     32.0%             Junk      BB/Ba                       17.9%
Bonds      B/B                        9.9%             Bonds     B/B                          8.3%
           CCC/Caa                    0.0%                       CCC/Caa                      0.0%
           CC/Ca                      0.0%                       CC/Ca                        0.0%
           C/C                        0.0%                       C/C                          0.0%
           D                          0.0%                       D                            0.0%
           % of portfolio in bonds   96.1%                       % of portfolio in bonds     97.1%

o     Rated by Standard & Poor's or Moody's    Rated by the adviser

(1)   Average weighted quality distribution for the most recent fiscal year.


(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.



                                                                FUND DETAILS  33

For more information

--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock international/global funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual/semiannual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus). You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information.

To request a free copy of the current annual/semiannual report or SAI, please write or call:


John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713
Internet: www.jhancock.com/funds


[LOGO] John Hancock Funds
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts 02199-7603

       John Hancock(R)                        (C) 1996 John Hancock Funds, Inc.
                                                                    GLIPN  6/98

                        JOHN HANCOCK EUROPEAN EQUITY FUND

                           Class A and Class B Shares
                       Statement of Additional Information


                      March 1, 1998 as revised June 1, 1998



This Statement of Additional Information provides information about John Hancock European Equity Fund (the "Fund") in addition to the information that is contained in the Prospectus dated March 1, 1998 as revised June 1, 1998 (the "Prospectus"). The Fund is a diversified series of John Hancock World Fund (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                            Page
Organization of the Fund.......................................................2
Investment Objective and Policies..............................................2
Investment Restrictions.......................................................11
Those Responsible for Management..............................................14
Investment Advisory and Other Services........................................22
Distribution Contracts........................................................24
Net Asset Value...............................................................26
Initial Sales Charge on Class A Shares........................................26
Deferred Sales Charge on Class B Shares.......................................29
Special Redemptions...........................................................32
Additional Services and Programs..............................................33
Description of the Fund's Shares..............................................35
Tax Status....................................................................36
Calculation of Performance....................................................41
Brokerage Allocation..........................................................42
Transfer Agent Services.......................................................44
Custody of Portfolio..........................................................44
Independent Auditors..........................................................44
Appendix A - Description of Bond Ratings ....................................A-1
Financial Statements.........................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end, investment management company organized as a Massachusetts business trust on August 8, 1986 under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser and provides advice with respect to any investments in the U.S. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

The Fund's Sub-Adviser, Indocam International Investment Services ("IIIS") (the "Sub-Adviser"), is an experienced investment adviser for funds authorized to invest in Europe, and investment personnel of IIIS also act as portfolio managers of IIIS in connection with these European funds. IIIS is responsible for providing advice to the Fund with respect to investments other than in the U.S., subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to achieve long-term capital appreciation. The Fund will seek to accomplish this objective through investment in a diversified portfolio of European equity securities. These issuers ("European Issuers") will consist of:

         (1) companies the equity securities of which are traded principally on stock exchanges in Europe; (2) companies deriving at least 50% of their total revenue from goods produced, sales made or services performed in Europe; or
(3) companies that are organized under the laws of European countries,

The principal European countries in which the Fund will invest are the established markets of Germany, France, England, Sweden, Denmark, Spain, Switzerland, Italy, Netherlands, Belgium, Norway, Portugal, Ireland and Finland. There can be no assurance that the Fund will achieve its investment objective.

Under normal conditions, the Fund will invest at least 80% its total assets in the equity securities (consisting of common stock, warrants and securities convertible into common stock) of European Issuers. The balance of the Fund's assets will be invested in (1) equity securities of European Issuers which trade principally on developing or "emerging" market stock exchanges and (2) investment grade debt securities (i.e., rated BBB, Baa or higher by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Services, Inc. ("Moody's"), or, if unrated by either such service, determined to be of comparable quality by the Adviser or the Sub-Adviser) of U.S. and European companies and governments and U.S. and European bank certificates of deposit. Debt securities rated BBB or Baa and unrated securities of equivalent quality are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's capacity to pay interest and repay principal.

Under normal conditions, up to 20% of the Fund's total assets may be held in cash or investment grade short-term securities and repurchase agreements (denominated in U.S. dollars) to meet anticipated redemptions of the Fund's shares. When the Adviser or Sub-Adviser believe it is appropriate to maintain a defensive position, all or any part of the Fund's assets may be temporarily invested in money market instruments, including but not limited to governmental obligations, certificates of deposit, bankers' acceptances, commercial paper and investment grade short-term corporate debt securities, cash and repurchase agreements. Any of the foregoing, including cash, may be denominated in U.S. or foreign currencies and may be obligations of foreign issuers.


The Fund has not established any limitations on the allocation of investments among the European countries. The portion of the Fund's assets to be allocated to each of the European countries will be determined by the Adviser and the Subadviser. In making this allocation several factors will be considered, including the relative economic growth and potential of the various economies and securities markets, expected levels of inflation, governmental policies influencing business conditions, regulatory and tax consideration, the domestic and international strength of the leading industrial sectors and currency stability relative to the U.S.


Investment in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These convertible securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Issuers of unsponsored ADRs are not required to disclose material information in the United States.

Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Foreign Currency Transactions. The Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions deemed appropriate by the Adviser and Sub-Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, its custodian will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees Adviser or Sub-Adviser determines, based upon a continuing review of the trading markets for specific
Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit. The Trustees may adopt guidelines and delegate to the Adviser and Sub-Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for these determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser or a Sub-Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings exceed 5% of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Options on Securities,  and Securities Indices.  The Fund may purchase and write
(sell) call and put options on any securities in which it may invest, or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities and securities indices. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short Sales. The Fund may engage in short sales against the box. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Rights  and  Warrants.  The Fund may  purchase  warrants  and  rights  which are securities  permitting,  but  not  obligating,  their  holder  to  purchase  the
underlying   securities  at  a  predetermined   price,  subject  to  the  Fund's
Fundamental Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The estimated portfolio turnover rate is expected to be less than 100%.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed. without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or
(2) more than 50% of the Fund's outstanding shares.

The Fund observes the following fundamental restrictions.

The Fund may not:

         1. Issue senior securities, except as permitted by paragraphs 2, 5 and 6 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

         2. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

         3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

         4. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         5. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         6. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.
                                       12

         8. With respect to 75% of total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

                  (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


Non-fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

         1. Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         2. Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or any Sub-adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

         3. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

         4. Invest more than 15% of its net assets in illiquid securities.

         5. Purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

         6. Invest for the purpose of exercising control over or management of any company.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result, the Fund will no longer be a diversified investment company as defined in the Investment Company Act or will fail to meet the diversification requirements for a regulated investment company under the Internal Revenue Code of 1986, as amended.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").




                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                   Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                              Chairman, Trustee and Chief
October 1944                                                                   Executive Officer, The Berkeley
                                                                               Financial Group ("The Berkeley
                                                                               Group"); Chairman and Director, NM
                                                                               Capital Management, Inc. ("NM
                                                                               Capital"), John Hancock Advisers
                                                                               International Limited ("Advisers
                                                                               International") and Sovereign Asset
                                                                               Management Corporation ("SAMCorp");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds");
                                                                               Chairman, First Signature Bank and
                                                                               Trust Company; Director, John
                                                                               Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Advisers International
                                                                               (Ireland) Limited ("International
                                                                               Ireland"), John Hancock Capital
                                                                               Corporation and New England/Canada
                                                                               Business Council; Member,
                                                                               Investment Company Institute Board
                                                                               of Governors; Director, Asia
                                                                               Strategic Growth Fund, Inc.;
                                                                               Trustee, Museum of Science;
                                                                               Director, John Hancock Freedom
                                                                               Securities Corporation (until
                                                                               September 1996); Director, John
                                                                               Hancock Signature Services, Inc.
                                                                               ("Signature Services") (until
                                                                               January 1997).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Dennis S. Aronowitz                     Trustee                                Professor of Law, Emeritus, Boston
1216 Falls Boulevard                                                           University School of Law (as of
Fort Lauderdale, FL  33327                                                     1997); Trustee, Brookline Savings
June 1931                                                                      Bank.

Richard P. Chapman, Jr.                 Trustee (1)                            President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee                                Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Douglas M. Costle                       Trustee (1)                            Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).


Leland O. Erdahl                        Trustee                                Director, Santa Fe Ingredients
8046 Mackenzie Court                                                           Company of California, Inc. and
Las Vegas, NV  89129                                                           Santa Fe Ingredients Company, Inc.
December 1928                                                                  (private food processing companies),
                                                                               Uranium Resources, Inc.; President,
                                                                               Stolar, Inc. (1987-1991); President,
                                                                               Albuquerque Uranium Corporation
                                                                               (1985-1992); Director,
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                         Positions Held                        Principal Occupations(s)
Name and Address                         With the Company                      During the Past Five Years
----------------                         ----------------                      --------------------------
Richard A. Farrell                       Trustee                               President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                           Trustee                               Vice President and Chief Economist,
3054 So. Abingdon Street                                                       The Conference Board (non-profit
Arlington, VA  22206                                                           economic and business research);
December 1947                                                                  Director, Unisys Corp.; and H.B.
                                                                               Fuller Company.

William F. Glavin                        Trustee                               President  Emeritus,  Babson College
120 Paget Court - John's  Island                                               (as  of  1997);  Vice  Chairman,  Xerox
Vero  Beach,  FL  32963                                                        Corporation (until June 1989);
March 1932                                                                     Director, Caldor Inc., Reebok, Inc.
                                                                               (since 1994) and Inco Ltd.

Anne C. Hodsdon *                        Trustee and President (1,2)           President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Trustee,
Boston, MA  02199                                                              The Berkeley Group; Director, John
April 1953                                                                     Hancock Funds, Advisers
                                                                               International, Insurance Agency,
                                                                               Inc. and International Ireland;
                                                                               President and Director, SAMCorp. and
                                                                               NM Capital; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Director, Signature
                                                                               Services (until January 1997).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Dr. John A. Moore                       Trustee                                President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

 Patti McGill Peterson                  Trustee                                 Executive Director, Council for
Council for International Exchange of                                          International Exchange of Scholars
Scholars                                                                       (since January 1998), Vice
3007 Tilden Street, N.W., Suite 5L                                             President, Institute of
Washington, DC  20008-3009                                                     International Education (since
May 1943                                                                       January 1998); Cornell Institute of
                                                                               Public Affairs, Cornell University
                                                                               (until December 1997); President
                                                                               Emeritus of Wells College and St.
                                                                               Lawrence University; Director,
                                                                               Niagara Mohawk Power Corporation
                                                                               (electric utility) and Security
                                                                               Mutual Life (insurance).

John W. Pratt                           Trustee                                Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc., SAMCorp.
                                                                               and NM Capital; Trustee, The
                                                                               Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, Signature Services (until
                                                                               January 1997).

Edward J. Spellman, CPA                 Trustee                                Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Ft. Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, NM Capital and
                                                                               SAMCorp.; Clerk, Insurance Agency,
                                                                               Inc.; Counsel, John Hancock Mutual
                                                                               Life Insurance Company (until
                                                                               February 1996), and Vice President
                                                                               of John Hancock Distributors, Inc.
                                                                               (until April 1994).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Hodsdon and Messrs. Boudreau and Scipione, each a non-Independent Trustee, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services. The compensation to the Trustees from the Fund shown below is for the Fund's fiscal year ended October 31, 1997.

Independent Trustees        Aggregate Compensation  Total  Compensation From the
--------------------        From the Fund           Fund and John Hancock Fund
                            -------------           --------------------------
                                                    Complex to Trustees*

Dennis S. Aronowitz              $0                       $ 72,000
Richard P. Chapman, Jr.+          0                         75,000
William J. Cosgrove+              0                         72,000
Douglas M. Costle                 0                         75,000
Leland O. Erdahl                  0                         72,000
Richard A. Farrell                0                         75,000
Gail D. Fosler                    0                         72,000
William F. Glavin+                0                         72,000
John A. Moore                     0                         72,000
Patti McGill Peterson             0                         72,000
John W. Pratt                     0                         72,000
Edward J. Spellman                0                         75,000
                                 ---                        -------
                                 $0                       $876,000

*Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 1997. As of this date, there were 67 funds in the John Hancock Fund Complex of which each of these independent trustees served on 35 funds.

+On December 31, 1997, the value of the aggregate deferred compensation from all funds in the John Hancock Fund Complex for Mr. Chapman was $69,148, for Mr. Cosgrove was $167,829, for Mr. Glavin was $193,514 and for Mr. Moore was $84,315 under the Deferred Compensation Plan for Independent Trustees.

INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over approximately 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.


IIIS is a French corporation and a subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French bank group. IIIS is located at 44/46 rue de Courcelles, Paris, FRANCE 75008. IIIS has more than $200 million in assets under management. Credit Agricole is one of the largest bank groups in the world.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser has entered into a sub-investment management ("Sub-Advisory Agreement") contract with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for providing the Fund with advice with respect to that portion of the assets invested in European countries.

The Fund bears all costs of its organization and operation,  including  expenses
of  preparing,   printing  and  mailing  all  shareholders'  reports,   notices,
prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Net Asset Value                               Annual Rate

First $500,000,000                            0.90%
Amount over $500,000,000                      0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser has agreed to limit Fund expenses on Class A and Class B shares to 1.90% and 2.60%, respectively, of the Fund's average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or any of their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or the Sub-Adviser for the Fund or for other funds or clients for which the Adviser or the Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or its affiliate may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Advisory Agreement fee paid by the Fund is higher than the fee paid by most mutual funds but is comparable to the fee paid by similar funds which invest primarily in international securities.

Under the Sub-Advisory Agreement, the Sub-Adviser pays all expenses that it incurs in connection with the performance of its duties under the Agreement. The Adviser, and not the Fund, pays IIIS a fee. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee at the annual rate of 0.35% of the average daily net assets of the Fund.

Pursuant to their respective Advisory Agreements, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their obligations and duties under the applicable Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement, the Sub-Advisory Agreement, and the Distribution Agreement discussed below, continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to these Agreements, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Each of these contracts automatically terminates upon assignment and may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser, the Sub-Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser, the Sub-Adviser and their respective affiliates. In the case of the Adviser, some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. The Sub-Adviser's restrictions may differ where appropriate, as long as they maintain the same intent. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling

Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses.
The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate Class B Plan at any time.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will, in any event, be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.


INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of shares of Class A shares of the Fund are described in the Prospectus. Methods of obtaining a reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or, if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:


o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.


o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.




o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See you Merill Lynch financial


o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.


o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

Amount Invested                                             CDSC Rate

$1 to $4,999,999                                            1.00%
Next $5 million to $9,999,999                               0.50%
Amounts of $10 million and over                             0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.




Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.


Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize.


Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments made over a thirteen-month (13) period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include Traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and 457 plans. Such an investment
(including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor.

However, for the purchases actually made within the specified period (within 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:


You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

         oProceeds of 50 shares redeemed at $12 per share (50 x 12)     $600.00
         o*Minus  Appreciation  ($12 - $10) x 100  shares               (200.00)
         oMinus proceeds of 10 shares not subject to CDSC (dividend
         reinvestment)                                                  (120.00)
                                                                         ------
         oAmount subject to CDSC                                        $280.00

         *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B shares without a sales charge being deducted at the time of the purchase.


Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved)


* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.


* Redemptions of Class B shares where the proceeds are used to purchase a John Hancock Declaration Variable annuity.


* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a
         CDSC).

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class B shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as Traditional, Roth and Education IRA, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix on the following page for reference.

CDSC Waiver Matrix for Class B Funds



-------------------------------------------------------------------------------------------
Type of            401 (a) Plan   403 (b)        457           IRA, IRA      Non-retirement
Distribution       (401 (k),                                   Rollover
                   MPP, PSP)
-------------------------------------------------------------------------------------------
Death or           Waived         Waived         Waived        Waived        Waived
Disability
-------------------------------------------------------------------------------------------
Over 70 1/2        Waived         Waived         Waived        Waived for    12% of
                                                               mandatory     account
                                                               distributions value
                                                               or 12% of     annually in
                                                               account       periodic
                                                               value         payments
                                                               annually in
                                                               perodic
                                                               payments
-------------------------------------------------------------------------------------------
Between 59 1/2     Waived         Waived         Waived        Waived for    12% of
and 70 1/2                                                     Life          account
                                                               Expectancy    value
                                                               or 12% of     annually in
                                                               account       periodic
                                                               value         payments
                                                               annually in
                                                               periodic
                                                               payments
-------------------------------------------------------------------------------------------
Under 59 1/2       Waived for     Waived for     Waived for    Waived for    12% of
                   annuity        annuity        annuity       annuity       account
                   payments       payments       payments      payments      value
                   (72t) or 12%   (72t) or 12%   (72t) or      (72t) or      annually in
                   of account     of account     12% of        12% of        periodic
                   value          value          account       account       payments
                   annually in    annually in    value         value
                   periodic       periodic       annually in   annually in
                   payments       payments       periodic      periodic
                                                 payments      payments
-------------------------------------------------------------------------------------------
Loans              Waived         Waived         N/A           N/A           N/A
-------------------------------------------------------------------------------------------
Termination of     Not Waived     Not Waived     Not Waived    Not Waived    N/A
Plan
-------------------------------------------------------------------------------------------
Hardships          Waived         Waived         Waived        N/A           N/A
-------------------------------------------------------------------------------------------
Return of Excess   Waived         Waived         Waived        Waived        N/A
-------------------------------------------------------------------------------------------


If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.



SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A and Class B shares are purchased.
No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter or credit card checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS

Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended (the "Code") and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) As a result of federal tax legislation enacted on August 5, 1997, gain recognized after May 6, 1997 from the sale of capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department may issue regulations to apply this legislation (as modified by any "technical corrections" that may be enacted) to the Fund's distributions from its realized net capital gain, the treatment of which is uncertain prior to the issuance of these regulations. Shareholders should consult their own tax advisers on the correct application of these new rules. Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain  transactions  involving foreign  currency-denominated  debt securities, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions I foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), subject to certain provisions and limitations contained in the Code, only if, among other things, more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat respective pro rata portions as qualified foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S., Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxed in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not satisfy the 50% requirement described above or otherwise does not make the election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

If the Fund invests in stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rent, and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its investments in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into foreign currency positions and foreign currency forward contracts. Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of certain forward contracts, as ordinary income or loss) of some capital gains and losses realized by the Fund. Additionally, certain of the Fund's losses on transactions involving forward contracts, and any offsetting or successor positions in its portfolio may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

The amount of net realized capital gains, if any, in any given year will vary depending upon the current investment strategy of the Adviser and Sub-Adviser and whether the Adviser and the Sub-Adviser believe it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. Also, future Treasury Department regulations that affect the taxation of capital gains may contain rules for determining different tax rates applicable to sales of Fund shares held for more than one year, more than 18 months, and (for certain sales after the year 2000 or the year 2005) more than five years. These regulations may also contain other rules coordinating the provisions affecting the taxation of gains recognized by funds on the sale of their portfolio assets and the gains recognized by the funds' shareholders who receive distributions attributable to such gains and who redeem or otherwise dispose of their shares in funds. These new regulations could modify some of the provisions described above.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and to the extent such basis would be reduced below zero, that current recognition of income would be required.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. Federal income tax laws applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non- resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and life-of-fund periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                              n ________
                         T = \ / ERV / P - 1


Where:

     P    = a  hypothetical  initial  investment  of $1,000.
     T    = average  annual  total return.
     n    = number of years.
     ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 years, and life-of-fund periods.

Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets and total return on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Sub-Adviser under the supervision of and under the guidelines established by the Adviser.. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser or the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser and the Sub-Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and the Sub-Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser and Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser, in consultation with the Sub-Adviser, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser and Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker-dealer which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker- dealer would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer affiliated with the Adviser. Credit Agricole, the Sub-Adviser's parent, has several affiliates engaged in the brokerage business in Europe and Asia: Chevreux Virieu; W.I. Carr; Indosuez Carr Futures S.N.C. (Paris); Schelcher Prince; Dynabourse and Hayaux du Tilly (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers.

Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser and the Sub-Adviser, have, as investment advisers to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser or the Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or the Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder and of $21.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank and Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent accountants of the Fund are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX

RATINGS

The Fund's investments in debt securities must be in obligations rated Baa or better by Moody's Signature Services, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's") or be of comparable quality in the judgment of the Adviser or a Sub-Adviser if no rating has been assigned by either service.

Moody's describes its four highest ratings for corporate bonds as follows:

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future."

"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's describes its four highest ratings for corporate bonds as follows:

         "AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         "AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         "A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

        "BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                              FINANCIAL STATEMENTS




                                      F-1